Exhibit 10.32

AMENDMENT NO. 5

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 5 (“Amendment No. 5”) is entered into as of January 1, 2007, by and among ROCKY BRANDS, INC. (formerly known as ROCKY SHOES & BOOTS, INC. and successor-in-interest by merger to EJ FOOTWEAR LLC), a corporation organized and existing under the laws of the State of Ohio, LIFESTYLE FOOTWEAR, INC., a corporation organized and existing under the laws of the State of Delaware, ROCKY BRANDS WHOLESALE LLC, a limited liability company organized and existing under the laws of the State of Delaware (formerly known as GEORGIA BOOT LLC and successor-in-interest by merger to GEORGIA BOOT PROPERTIES LLC, DURANGO BOOT COMPANY LLC and NORTHLAKE BOOT COMPANY LLC), ROCKY BRANDS RETAIL LLC, a limited liability company organized and existing under the laws of the State of Delaware (formerly known as LEHIGH SAFETY SHOE CO. LLC and successor-in-interest by merger to LEHIGH SAFETY SHOE PROPERTIES LLC and HM LEHIGH SAFETY SHOE CO. LLC) (the foregoing entities, jointly and severally, “Borrower”), the financial institutions party thereto (each a “Lender” and collectively, the “Lenders”), and GMAC COMMERCIAL FINANCE LLC, as administrative agent and sole lead arranger for the Lenders (in such capacities, the “Agent”).

BACKGROUND

Borrowers, Agent and Lenders are parties to a Loan and Security Agreement dated as of January 6, 2005 (as amended by Amendment No. 1 to Loan and Security Agreement and Consent dated as of January 19, 2005, Amendment No. 2 to Loan and Security Agreement dated as of April 30, 2006, Amendment No. 3 to Loan and Security Agreement dated as of June 28, 2006, Amendment No. 4 to Loan and Security Agreement dated as of November 8, 2006 and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

Borrowers have informed Agent and Lenders of the following mergers and name changes (the “Mergers and Reorganization”), each effective on or about the date hereof, and have requested Lenders to consent to the amendment and restatement of Schedules 4.1(A), 4.1(D), 4.1(Q), 4.1(R), 5.2(B), 6.1(K) and 6.1(Q) of the Loan Agreement which give effect to the Mergers and Reorganization (the “Revised Schedules”):

•	EJ Footwear LLC will merge with and into Rocky Brands, Inc., whereby EJ Footwear LLC will cease to exist and Rocky Brands, Inc. will survive;
•
Georgia Boot Properties LLC, Durango Boot Company LLC and Northlake Boot Company LLC will merge with and into Georgia Boot LLC, whereby Georgia Boot Properties LLC, Durango Boot Company LLC and Northlake Boot Company LLC will cease to exist and Georgia Boot LLC, under the new name of Rocky Brands Wholesale LLC, will survive;

•	Lehigh Safety Shoe Properties LLC will merge with and into Lehigh Safety Shoe Co. LLC, whereby Lehigh Safety Shoe Properties LLC will cease to exist and Lehigh Safety Shoe Co. LLC will survive; and
•
HM Lehigh Safety Shoe Co. LLC will merge with and into Lehigh Safety Shoe Co. LLC, whereby HM Lehigh Safety Shoe Co. LLC will cease to exist and Lehigh Safety Shoe Co. LLC, under the new name of Rocky Brands Retail LLC, will survive.

Lenders have agreed to accept the Revised Schedules and effectuate such other modifications to the Loan Agreement on the terms and conditions set forth herein.

Borrowers have also requested Lenders to agree to make available LIBOR Loans of a duration of either one, two or three weeks, in each case, however, bearing interest as if the respective Interest Period was of a one month duration.  Lenders have agreed to this modification on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2.           Amendment to Loan Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is amended as follows:

(a)           The introductory paragraph to the Loan Agreement is hereby amended and restated as follows:

THIS AGREEMENT is dated as of January 6, 2005 and entered into among ROCKY BRANDS, INC. (formerly known as ROCKY SHOES & BOOTS, INC. and successor-in-interest by merger to EJ FOOTWEAR LLC), a corporation organized and existing under the laws of the State of Ohio (“Parent”), LIFESTYLE FOOTWEAR, INC., a corporation organized and existing under the laws of the State of Delaware, ROCKY BRANDS WHOLESALE LLC, a limited liability company organized and existing under the laws of the State of Delaware (formerly known as GEORGIA BOOT LLC and successor-in-interest by merger to GEORGIA BOOT PROPERTIES LLC, DURANGO BOOT COMPANY LLC and NORTHLAKE BOOT COMPANY LLC), ROCKY BRANDS RETAIL LLC, a limited liability company organized and existing under the laws of the State of Delaware (formerly known as LEHIGH SAFETY SHOE CO. LLC and successor-in-interest by merger to LEHIGH SAFETY SHOE PROPERTIES LLC and HM LEHIGH SAFETY SHOE CO. LLC) (the foregoing entities, jointly and severally, as the context requires, “Borrower”), the financial institution(s) listed on the signature pages hereof and their respective successors and Eligible Assignees (each individually a “Lender” and collectively, “Lenders”), GMAC COMMERCIAL FINANCE LLC, a Delaware limited liability company (in its individual capacity, “GMAC CF”), as administrative agent and sole lead arranger for the Lenders (in such capacities, the “Agent”) and BANK OF AMERICA, N.A., as syndication agent (in such capacity, the “Syndication Agent”).

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(b)           The introductory paragraph to the definition of “Interest Period” appearing in Section 1.1 of the Loan Agreement is hereby amended and restated as follows:

“Interest Period” means, in connection with each LIBOR Loan, an interest period which Borrowing Agent shall elect to be applicable to such Loan, which Interest Period shall be either (a) a one (1), two (2), three (3), or six (6) month period or (b) a one (1), two (2) or three (3) week period; provided in each case that:

(c)           The introductory paragraph to the definition of “LIBOR” appearing in Section 1.1 of the Loan Agreement is hereby amended and restated as follows:

“LIBOR” means, for each Interest Period (provided that in the case of any Interest Period having a duration of one (1), two (2) or three (3) weeks, the Interest Period with respect thereto for purposes of this  definition of LIBOR shall mean one (1) month), a rate per annum equal to:

(d)           Schedules 4.1(A), 4.1(D), 4.1(Q), 4.1(R), 5.2(B), 6.1(K) and 6.1(Q) of the Loan Agreement are hereby amended and restated by the corresponding Schedules to Amendment No. 5.

3.           Conditions of Effectiveness.  This Amendment No. 5 shall become effective upon satisfaction of the following conditions precedent:

(a)           Agent shall have received eight (8) copies of this Amendment No. 5 duly executed by each Borrower and each Lender;

(b)           Agent shall have received true and correct copies of all documents and certificates by and among Borrowers reflecting the Mergers and Reorganization and certified copies of all documentation issued by the Secretary of the State of Delaware, and, where applicable, the Secretary of the State of Ohio, relating thereto; and

(c)           Agent shall have received opinions of counsel from counsel to each Borrower in form and substance satisfactory to Agent with respect to the Mergers and Reorganization.

4.           Representations and Warranties.  Each Borrower hereby represents and warrants as follows:

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(a)           This Amendment No. 5 and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against each Borrower in accordance with their respective terms.

(b)           Upon the effectiveness of this Amendment No. 5, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment No. 5, except to the extent any such representation or warranty expressly relates to an earlier date.

(c)           No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 5.

(d)           No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

(e)           The issuance of this Amendment No. 5 is permitted pursuant to all applicable law and all material agreements, documents and instruments to which any Borrower is a party or by which any of their respective properties or assets are bound.

5.           Effect on the Loan Agreement.

(a)           Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)           Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment No. 5 shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6.           Release.  Each Borrower hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to Borrowers under the Loan Agreement and the other Loan Documents.  Notwithstanding the foregoing, Agent and the Lenders wish (and Borrowers agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agent's and the Lenders' rights, interests, security and/or remedies under the Loan Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Borrower (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge Agent and each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the effective date of Amendment No. 5 arising out of, connected with or related in any way to this Amendment No. 5, the Loan Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Borrower, or the making of any Advance, or the management of such Advance or the Collateral.

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7.           Governing Law.  This Amendment No. 5 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

8.           Headings.  Section headings in this Amendment No. 5 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 5 for any other purpose.

9.           Counterparts; Facsimile.  This Amendment No. 5 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or electronic transmission (including in “pdf” format) shall be deemed to be an original signature hereto.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, this Amendment No. 5 has been duly executed as of the day and year first written above.

ROCKY BRANDS, INC.
LIFESTYLE FOOTWEAR, INC.
ROCKY BRANDS WHOLESALE LLC
ROCKY BRANDS RETAIL LLC

By:	/s/ James E. McDonald
Name:	James E. McDonald
Title:	Chief Financial Officer of each of the
foregoing Borrowers

GMAC COMMERCIAL FINANCE LLC

By:	/s/ Thomas Brent
Name: Thomas Brent
Title: Director

BANK OF AMERICA, N.A.

By:	/s/ William J. Wilson
Name: William J. Wilson
Title: Vice President

CHARTER ONE BANK, N.A.

By:	/s/ James G. Zamborsky
Name: James G. Zamborsky
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Peter Redington
Name: Peter Redington
Title: A.V.P.

COMERICA BANK

By:	/s/ Harold Dalton
Name: Harold Dalton
Title: Vice President

SCHEDULES TO AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT

Dated as of January 1, 2007

Schedule 4.1(A)	Organizational Schedule
Schedule 4.1(D)	Capitalization Schedule
Schedule 4.1(Q)	Properties Schedule
Schedule 4.1(R)	Intellectual Property Schedule
Schedule 5.2(B)	Permitted Liens Schedule
Schedule 6.1(K)	Deposit Accounts
Schedule 6.1(Q)	Names and Locations

SCHEDULE 4.1(A)

Organizational Schedule

Name	Principal Place of Business	Qualified to do Business	Subsidiaries
Rocky Brands, Inc., an Ohio corporation	39 East Canal Street Nelsonville, OH 45764	OH and VA	Lifestyle Footwear, Inc. Rocky Brands Wholesale LLC Five Star Enterprises Ltd. Rocky Canada, Inc. Rocky Brands Retail LLC
Lifestyle Footwear, Inc., a Delaware corporation	Road 125 KM 3.8 BO Pueblo Industrial Park Moca, PR 00676-0728	DE and Puerto Rico	None
Rocky Brands Wholesale LLC, a Delaware limited liability company	235 Noah Drive Franklin, TN 37064	DE, GA, TN, NY, and OH	None
Rocky Brands Retail LLC, a Delaware limited liability company	120 Plaza Drive Vestal, NY 13850	DE, KY, OH, NY, CA, MO, MI, NH, KS, SC, GA, PA, NC, LA, CO, IN, TX, TN, HI, WI, IL, FL, MN, UT, VA	None

SCHEDULE 4.1(D)

Capitalization Schedule

ROCKY BRANDS, INC. (formerly Rocky Shoes & Boots, Inc.)

Authorized:
1.	250,000,000 shares of common stock, without par value
2.	250,000 shares of voting preferred stock, without par value
3.	250,000 shares of non-voting preferred stock, without par value, consisting of:
a.	125,000 shares of Series A Non-Voting Convertible Preferred Stock
b.	125,000 shares of Series B Junior Participating Cumulative Preferred Stock

Issued and Outstanding:  only common

Rocky has stock options issued and outstanding under:
1.	1992 Stock Option Plan
2.	1995 Amended and Restated Stock Option Plan
3.	2004 Stock Incentive Plan

As of September 30, 2006, 543,276 shares are issued and outstanding pursuant to option plans.
LIFESTYLE FOOTWEAR, INC.

Authorized:  3,000 shares of common stock, without par value
Issued and Outstanding:  2,000 shares to Rocky Brands, Inc. (formerly Rocky Shoes & Boots, Inc.), Replacement Certificate No. 3.
ROCKY CANADA, INC.

Authorized:  an unlimited number of common shares
Issued and Outstanding:  100 shares to Rocky Brands, Inc. (formerly Rocky Shoes & Boots, Inc.), Certificate No. 2 for 65 shares and Certificate No. 3 for 35 shares
FIVE STAR ENTERPRISES LTD.

Authorized:  900,000 shares of common stock, valued at One United States Dollar each
Issued and Outstanding:  5,000 shares to Rocky Brands, Inc. (formerly Rocky Shoes & Boots, Inc.), Replacement Certificate No. 6
ROCKY BRANDS WHOLESALE LLC (formerly Georgia Boot LLC prior to merger of Georgia Boot Properties LLC, Durango Boot Company LLC, and Northlake Boot Company LLC with and into Georgia Boot LLC, with name change to Rocky Brands Wholesale LLC)

Authorized:  100 Class A Common Units
Issued and Outstanding:  100 Class A Common Units to Rocky Brands, Inc. (formerly Rocky Shoes & Boots, Inc.), Certificate No. 2

ROCKY BRANDS RETAIL LLC (formerly Lehigh Safety Shoe Co. LLC prior to mergers of Lehigh Safety Shoe Properties LLC with and into Lehigh Safety Shoe Co. LLC and HM Lehigh Safety Shoe Co. LLC with and into Lehigh Safety Shoe Co. LLC, with name change to Rocky Brands Retail LLC)

Authorized:  100 Class A Common Units
Issued and Outstanding:  100 Class A Common Units to Rocky Brands, Inc. (formerly Rocky Shoes & Boots, Inc.), Certificate No. 1

SCHEDULE 4.1(Q)

Properties Schedule

A.           Rocky Brands, Inc. (formerly Rocky Shoes & Boots, Inc.)

1.           Owned Real Property

39 East Canal Street
Nelsonville, OH  45764
(mortgaged to General Electric Capital Business Asset Funding Corporation)

29 Fayette St.
Nelsonville, OH 45764

2.           Leased Real Property – None

B.           Lifestyle Footwear, Inc.

1.           Owned Real Property – None

2.           Leased Real Property

Road 125 KM 3.8 BO Pueblo Industrial Park
Moca, PR  00676-0728

C.           Rocky Brands Wholesale LLC (formerly Georgia Boot LLC)

1.           Owned Real Property

37601 Rocky Boots Way
Logan, OH  43138

2.           Leased Real Property

235 Noah Drive
Franklin, TN 37064
Office

Denver Merchandise Mart
451 East 58th Street
Showrooms 3529 & 4435
Denver, CO  80216

D.           Rocky Brands Retail LLC (formerly Lehigh Safety Shoe Co. LLC)

1.           Owned Real Property

45 East Canal Street
Nelsonville, OH 45764

901 Franklin Street E
Endicott, NY 13761

2.           Leased Real Property

120 Plaza Dr.
Vestal, NY
Office

12545 Laramie Avenue, Unit 11-B
Alsip, IL  60803

9038 N. IH-35, Suite A
Austin, TX  78753

5001 & 5021 West 161st Street
Brook Park, OH  44142

Unit E, 400 Northeast Dr.
Columbia, SC  29203

7250 Bandini Blvd., Unit 102
Commerce, CA  90040

4413 Empire Way
Westland Commerce Center II
Lansing, MI  48917

3890 Kipling, Unit K
Wheat Ridge, CO  80033

2945 S. Miami Blvd., Suite 120
Durham, NC  27703

Suite 103
Powerline Business Center
5601 N.W. 9th Avenue
Fort Lauderdale, FL  33309

284 South Colony Rd.
Route #5
Wallingford, CT  06492

1130 N. Nimitz  Highway, Suite A-122
Honolulu, HI  96817

5545 West Raymond Street, Suite C
Indianapolis, IN  46241

3103 Fern Valley Rd., Suite 103
Louisville, KY 40213

2885 Business Park Drive
Airport Business Park
Building E
Memphis, TN 38118

2415 Monroe Road
DePere, WI  54115

4250 44th Avenue, Suite 2
Moline, IL  61265

Three  Progress Avenue
Nashua, NH 03062

1412 Antioch Pike, Suite 101
Nashville, TN  37211

5610 Jefferson Highway, C-1
Elmwood Distribution Center
Elmwood, LA 70123

5952 Peachtree Industrial Blvd.
Suite 17
Norcross, GA  30071

7685 Currency Drive
Sand Lake Service Center 2
Orlando, FL  32809

4735 Campbell's Run Road, Space A
Pittsburgh, PA  15205

1331-1333 West 3300 South
West Valley City, UT 84119

1510 Montague Expressway
San Jose, CA  95131

Carr 887 km. 0.6 Victoria Industrial Park
Carolina Commercial Park, Puerto Rico 00987

10 Saratoga Avenue
South Glen Falls, NY  12803

13609 Lakefront Drive
Earth City, MO  63045

445 Etna Street, Suite 56, 57b
St. Paul, MN  55106

6103 E. Malloy Rd.
E. Syracuse, NY  13057

Corporex Plaza
3904 Corporex Park Drive
Suite 101A
Tampa, FL  33619

1927 S. West Street, Suite B
Wichita, KS  67213

34-23 38th Street
Long Island City, NY  11101

47 Bridge Street
Corning, NY  14830

Commercial Center
2229 E. Division
Arlington, TX  76011

1707 Center Street
Deer Park, TX  77536

SCHEDULE 4.1(R)

Intellectual Property Schedule

ROCKY BRANDS, INC. (formerly ROCKY SHOES & BOOTS, INC.)
FEDERAL TRADEMARK APPLICATIONS AND REGISTRATIONS

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments
ALPHAFORCE	Ser. No. 78/098664 Reg. No. 2766744	Filed 12/17/01 Reg. 9/23/03
AOG	Serial No. 75/010045 Reg. No. 2166173	Filed 10/24/95 Reg. 6/16/98	Assigned to GMAC Commercial Finance LLC 2/2/05
AQUA GUARD	Ser. No. 75/786424 Reg. No. 2538542	Filed 8/27/99 Reg. 2/12/02	Assigned to GMAC Commercial Finance LLC 2/2/05
BEAR CLAW	Ser. No. 74/662553 Reg. No. 1974865	Filed 4/18/95 Reg. 5/21/96	Assigned to GMAC Commercial Finance LLC 2/2/05
CAMO-TEK	Ser. No. 75/603250 Reg. No. 2534492	Filed 12/10/98 Reg. 1/29/02	Assigned to GMAC Commercial Finance LLC 2/2/05
CORNSTALKERS	Ser. No. 74/541038 Reg. No. 1897612	Filed 6/22/94 Reg. 6/6/95	Assigned to GMAC Commercial Finance LLC 2/2/05
DESIGN (Boot)	Ser. No. 78/520734 Reg. No. 3057432	Filed 11/22/04 Reg. 2/7/06
DURANGO MUSTANG	Ser. No. 77/054878	Filed 12/1/06
FIRSTMED	Ser. No. 76/109464 Reg. No. 2595571	Filed 8/15/00 Reg. 7/16/02	Assigned to GMAC Commercial Finance LLC 2/2/05
FORMZ	Ser. No. 75/674579 Reg. No. 2466342	Filed 4/5/99 Reg. 7/3/01	Assigned to GMAC Commercial Finance LLC 2/2/05
G (Stylized)	Ser. No. 76/182533 Reg. No. 2967416	Filed 12/18/00 Reg. 7/12/05	Assigned to GMAC Commercial Finance LLC 2/2/05
GATES (Stylized)	Ser. No. 73/464729 Reg. No. 1319524	Filed 2/8/84 Reg. 2/12/85	Assigned to GMAC Commercial Finance LLC 2/2/05

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments
GATES (stylized)	Ser. No. 76/186743 Reg. No. 2743239	Filed 12/27/00 Reg. 7/29/03	Assigned to GMAC Commercial Finance LLC 2/2/05
GATES GLOVES	Ser. No. 73/194276 Reg. No. 1174311	Filed 11/22/78 Reg 10/20/81	Assigned to GMAC Commercial Finance LLC 2/2/05
GATES LITE (stylized)	Ser. No. 73/606294 Reg. No. 1439249	Filed 6/25/86 Reg. 5/12/87	Assigned to GMAC Commercial Finance LLC 2/2/05
GATES ULTRA LITE (stylized)	Ser. No. 73/778191 Reg. No. 1558154	Filed 2/2/89 Reg. 9/26/89	Assigned to GMAC Commercial Finance LLC 2/2/05
INTER-FLEX	Ser. No. 78/655300	Filed 6/21/05
INTER FLX	Ser. No. 78/720437	Filed 9/26/05
LONGBEARD	Ser. No. 75/566549 Reg. No. 2515692	Filed 10/5/98 Reg. 12/4/01	Assigned to GMAC Commercial Finance LLC 2/2/05
PRO-HIKER	Ser. No. 78/471685	Filed 8/23/04	Assigned to GMAC Financial, LLC 2/2/05
PROHUNTER	Ser. No. 75/533954 Reg. No. 2820566	Filed 8/10/98 Reg. 3/9/04	Assigned to GMAC Commercial Finance LLC 2/2/05
PROHUNTER	Ser. No. 77/022459	Filed 10/17/06
ROCKY	Ser. No. 73/797529 Reg. No. 1577871	Filed 5/1/89 Reg. 1/16/90	Assigned to GMAC Commercial Finance LLC 2/2/05
ROCKY and Design	Ser. No. 75/670045 Reg. No. 2538870	Filed 3/29/99 Reg. 2/19/02	Assigned to GMAC Commercial Finance LLC 2/2/05
ROCKY and Design	Ser. No. 75/671246 Reg. No. 2538872	Filed 3/29/99 Reg. 2/19/02	Assigned to GMAC Commercial Finance LLC 2/2/05
ROCKY and Design	Ser. No. 76/519218 Reg. No. 2898894	Filed 5/19/03 Reg. 11/2/04	Assigned to GMAC Commercial Finance LLC 2/2/05
ROCKY 911 SERIES	Ser. No. 74/073129 Reg. No. 3132278	Filed 4/14/05 Reg. 8/22/06
ROCKY BOOTS and Design	Ser. No. 73/313429 Reg. No. 1313519	Filed 6/5/81 Reg. 1/8/85	Assigned to GMAC Commercial Finance LLC 2/2/05

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments
ROCKY and Design	Ser. No. 75/977717 Reg. No. 2200673	Filed 5/15/95 Reg. 10/27/98	Assigned to GMAC Business Credit, LLC 9/26/00
ROCKY ELMINATOR	Ser. No. 76/111663 Reg. No. 2587482	Filed 8/17/00 Reg. 7/2/02	Assigned to GMAC Commercial Finance LLC 2/2/05
SAWBLADE	Ser. No. 78/086747 Reg. No. 2730726	Filed 10/3/01 Reg. 6/24/03	Assigned to GMAC Commercial Finance LLC 2/2/05
SILENTHUNTER	Ser. No. 78/135127 Reg. No. 2982826	Filed 6/12/02 Reg. 8/9/05	Assigned to GMAC Commercial Finance LLC 2/2/05
SILENTHUNTER	Ser. No. 75/566533 Reg. No. 2553070	Filed 10/5/98 Reg. 3/26/02	Assigned to GMAC Commercial Finance LLC 2/2/05
SMART GLOVE BY GATES	Ser. No. 76/345733	Filed 12/4/01	Assigned to GMAC Commercial Finance LLC 2/2/05
SNOW STALKER	Ser. No. 74/663746 Reg. No. 1955171	Filed 4/20/95 Reg. 2/6/96	Assigned to GMAC Commercial Finance LLC 2/2/05
STALKERS	Ser. No. 74/541039 Reg. No. 1975747	Filed 6/22/94 Reg. 5/28/96	Assigned to GMAC Commercial Finance LLC 2/2/05
TAC•TEAM	Ser. No. 75/565836 Reg. No. 2307328	Filed 10/6/98 Reg. 1/11/00	Assigned to GMAC Commercial Finance LLC 2/2/05
TECHNO-RIDE	Ser. No. 77/002482	Filed 9/19/06
TRAILBLADE	Ser. No. 78/720442	Filed 9/26/05
TRIAD (stylized)	Ser. No. 73/720906 Reg. No. 1537440	Filed 4/7/88 Reg. 5/2/89	Assigned to GMAC Commercial Finance LLC 2/2/05
WILD WOLF	Ser. No. 78/079724 Reg. No. 2642990	Filed 8/17/01 Reg. 10/29/02	Assigned to GMAC Commercial Finance LLC 2/2/05
WILD WOLF	Ser. No. 78/079843 Reg. No. 2760278	Filed 8/17/01 Reg. 9/2/03	Assigned to GMAC Commercial Finance LLC 2/2/05
WOODS N'WORK	Ser. No. 77/048951	Filed 11/21/06
WORKSMART	Ser. No. 77/030309	Filed 10/26/06
XSP	Ser. No. 78/647155	Filed 6/9/05

ROCKY BRANDS, INC. (formerly ROCKY SHOES & BOOTS, INC.)
FEDERAL PATENTS AND PATENT APPLICATIONS

Title	Patent No.	Issue Date	Exp Date	App. ”No.	Filing Date
WATERPROOF FOOTWEAR LINER AND METHOD OF MAKING THE SAME Inventors: Allen G. Sheets, Richard Finney				10/237001	9/6/02
FOOTWEAR SOLE WITH INTEGRAL DISPLAY ELEMENT Inventors: Mike Brooks, Allen G. Sheets	6539646	4/1/03	1/11/21	09/758583	1/11/01
WATERPROOF FOOTWEAR LINER AND METHOD OF MAKING SAME Inventors: Allen G. Sheets, Richard Finney	6446360	9/10/02	4/9/21	09/829422	4/9/01
PACK BOOT WITH RETRACTABLE CRAMPONS Inventor: Sang Rok Seo	6360455	3/26/02	5/12/20	09/569643	5/12/00
WATERPROOF BREATHABLE GLOVES Inventors: Chuck Dinatale	5682613	11/4/97	7/25/17	08/279958	7/25/94
SHOE SOLE (impact pod) Inventor: Mark Recchi	D507398S	7/19/05	7/19/19	29/205245	5/11/04
SHOE SOLE (retr) Inventor: Mark Recchi	D509346S	9/13/05	9/13/19	29/185759	7/1/03
SHOE SOLE (rk-v) Inventor: Mark Recchi	D507694S	7/26/05	7/26/19	29/185757	7/1/03
SHOE SOLE (ventor) Inventor: Mark Recchi	D498350	11/16/04	11/16/18	29/185801	7/1/03

Title	Patent No.	Issue Date	Exp Date	App. No.	Filing Date
SHOE SOLE (rkt) Inventor: Mark Recchi	D498042	11/9/04	11/9/18	29/185758	7/1/03
SHOE SOLE (rk-z) Inventor: Mark Recchi	D495476	9/7/04	9/7/18	29/193649	11/12/03
SHOE SOLE (rk/ac) Inventor: Mark Recchi	D489884	5/18/04	5/18/18	29/181678	5/14/03
SHOE SOLE (polar trac) Inventor: Mark Recchi	D489881	5/18/04	5/18/18	29/185794	7/1/03
SOLE SOLE (sawblade) Inventor: Mark Recchi	D478714	8/26/03	8/26/17	29/157533	3/21/02
SHOE SOLE Inventor: Mark Recchi	D474586	5/20/03	5/20/17	29/163315	7/2/02
SHOE SOLE (rkl outsole) Inventor: Mark Recchi	D471696	3/18/03	3/18/17	29/156225	2/26/02
SHOE SOLE (bobcat outsole) Inventors: Mark Recchi, Allen Sheets	D468517	1/14/03	1/14/17	29/156224	2/26/02
SHOE SOLE (knobby outsole) Inventors: Mark Recchi, Allen Sheets	D468081	1/7/03	1/7/17	29/156254	2/26/02
SHOE UPPER (7590) Inventors: Richard Finney	D467715	12/31/02	12/31/16	29/149427	10/10/01
SHOE SOLE Inventors: Jamie Zimmer, Allen Sheets	D448147	9/25/01	9/25/15	29/136811	2/7/01
BOOT UPPER WITH DETACHABLE HOLSTER Inventors: James R. Carey, Charles S. Brooks	D447619	9/11/01	9/11/15	29/130656	10/4/00
SHOE UPPER Inventors: Denis Norton, Diana A. Wurfbain	D424797	5/16/00	5/16/14	29/092425	8/19/98

Title	Patent No.	Issue Date	Exp Date	App. No.	Filing Date
SHOE UPPER Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D422783	4/18/00	4/18/14	29/098204	12/23/98
SHOE SOLE Inventors: Denis Norton, Diana A. Wurfbain	D412777	8/17/99	8/17/13	29/092423	8/19/98
SHOE UPPER Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D410141	5/25/99	5/25/13	29/080764	12/15/97
SHOE UPPER (7258) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D407198	3/30/99	3/30/13	29/080749	12/15/97
SHOE UPPER (7562) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D407197	3/30/99	3/30/13	29/077174	9/29/97
SHOE UPPER (911-139) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D407196	3/30/99	3/30/13	29/077173	9/29/97
SHOE SOLE (prohunter) Inventors: Denis Norton, Diana A. Wurfbain	D402798	12/22/98	12/22/12	29/084098	2/24/98
SHOE UPPER (844) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D402099	12/8/98	12/8/12	29/077188	9/29/97
SHOE SOLE (bear claw) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D401746	12/1/98	12/1/12	29/058393	8/14/96
SHOE UPPER (8444) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D401401	11/24/98	11/24/12	29/077641	9/29/97

Title	Patent No.	Issue Date	Exp Date	App. No.	Filing Date
SHOE UPPER (9163) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D401400	11/24/98	11/24/12	29/077187	9/29/97
SHOE UPPER (1761) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D400699	11/10/98	11/10/12	29/073407	7/8/97
SHOE SOLE (alpha) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D395742	7/7/98	7/7/12	29/054776	5/21/96
SHOE SOLE (tuff terrainer) Inventors: Diana A. Wurfbain, Theodore A. Kastner	D394542	5/26/98	5/26/12	29/054777	5/21/96
SHOE UPPER (winter trails nylon) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D386294	11/18/97	11/18/11	29/055442	6/4/96
SHOE UPPER (winter trails propex) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D386293	11/18/97	11/18/11	29/055441	6/4/96
SHOE UPPER (winter trails leather) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D386292	11/18/97	11/18/11	29/055440	6/4/96
SHOE UPPER (winter trails eco pile) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D385992	11/11/97	11/11/11	29/055444	6/4/96
SHOE UPPER (outback sizzler) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D385991	11/11/97	11/11/11	29/055443	6/4/96

Title	Patent No.	Issue Date	Exp Date	App. No.	Filing Date
SHOE UPPER (tuff terrainer) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D384195	9/30/97	9/30/11	29/054747	5/21/96
SHOE UPPER (tuff terrainer oxford) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D380891	7/15/97	7/15/11	29/054739	5/21/96
SHOE UPPER (alpha boot) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D380599	7/8/97	7/8/11	29/054748	5/21/96
SHOE UPPER (stalker expedition) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D380598	7/8/97	7/8/11	29/054742	5/21/96
SHOE UPPER (prof demi boot) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D380597	7/8/97	7/8/11	29/054740	5/21/96
SHOE UPPER (outback oxford) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D380596	7/8/97	7/8/11	29/054741	5/21/96
SHOE UPPER (snow stalker extreme) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D376684	12/24/96	12/24/10	29/035556	3/2/95
SHOE UPPER (snow stalker hunter) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D369019	4/23/96	4/23/10	29/035560	3/2/95

Title	Patent No.	Issue Date	Exp Date	App. No.	Filing Date
SHOE UPPER (winter trails) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D369018	4/23/96	4/23/10	29/035559	3/2/95
SHOE UPPER (snow stalker) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D368797	4/16/96	4/16/10	29/035563	3/2/95
SHOE UPPER (super stalker) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D368361	4/2/96	4/2/10	29/029890	10/18/94
SHOE UPPER (the brute) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D367354	2/27/96	2/27/10	29/031067	11/16/94
SHOE UPPER (outback khaki) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D367165	2/20/96	2/20/10	29/031068	11/16/94

ROCKY BRANDS, INC. (formerly ROCKY SHOES & BOOTS, INC.)
FEDERAL COPYRIGHT APPLICATIONS AND REGISTRATIONS

Title of Work	Reg. No.	Reg. Date	Comments
Rocky Ram	VA-810-954	8/26/96	Assigned to GMAC Commercial Finance LLC 2/2/05
Rocky Shoes & Boots Partnering for Wildlife Conservation	VA 1-239-611	7/28/03	Assigned to GMAC Commercial Finance LLC 2/2/05

ROCKY BRANDS, INC. (formerly EJ FOOTWEAR LLC)
FEDERAL TRADEMARK APPLICATIONS AND REGISTRATIONS

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments
ADVANTA-FLEX	Ser. No. 76/435112 Reg. No. 2783005	Filed 7/29/02 Reg 11/11/03	Assigned to GMAC Commercial Finance LLC 2/2/05
ASTRO and Design	Ser. No. 72/301213 Reg. No. 862801	Filed 6/24/68 Reg 12/31/68	Assigned to GMAC Commercial Finance LLC 2/2/05
BARCLAY (stylized)	Ser. No. 71/550334 Reg. No. 516495	Filed 2/21/48 Reg 10/18/49	Assigned to GMAC Commercial Finance LLC 2/2/05
BEACON STRATEGIC RESOURCING	Ser. No. 76/362852 Reg. No. 2759986	Filed 1/24/02 Reg 9/2/03	Assigned to GMAC Commercial Finance LLC 2/2/05
BOOTS UNLIMITED	Ser. No. 76/203030 Reg. No. 2515098	Filed 1/31/01 Reg 12/4/01	Assigned to GMAC Commercial Finance LLC 2/2/05
CHIEFTAN	Ser. No. 72/248946 Reg. No. 831865	Filed 6/27/66 Reg 7/11/67	Assigned to GMAC Commercial Finance LLC 2/2/05
COOL NOTES (stylized)	Ser. No. 72/245916 Reg. No. 826943	Filed 5/18/66 Reg 4/4/67	Assigned to GMAC Commercial Finance LLC 2/2/05
EJ and Design	Ser. No. 73/742972 Reg. No. 1530972	Filed 7/29/88 Reg 3/21/89	Assigned from Endicott Johnson Corporation 7/11/00
FARM MASTERS	Ser. No. 73/365988 Reg. No. 1250453	Filed 5/24/82 Reg 9/6/83	Assigned to GMAC Commercial Finance LLC 2/2/05
FLX-POINT	Ser. No. 76/470052 Reg. No. 2789949	Filed 11/25/02 Reg 12/2/03	Assigned to GMAC Commercial Finance LLC 2/2/05
PARACORD (stylized)	Ser. No. 71/277699 Reg. No. 256338	Filed 1/8/29 Reg 5/14/29	Assigned to GMAC Commercial Finance LLC 2/2/05
PARACREPE (stylized)	Ser. No. 71/225084 Reg. No. 212124	Filed 12/23/25 Reg 4/27/26	Assigned to GMAC Commercial Finance LLC 2/2/05
PONDEROSA	Ser. No. 72/189568 Reg. No. 781810	Filed 3/25/64 Reg 12/15/64	Assigned to GMAC Commercial Finance LLC 2/2/05

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments
SIGNATURE TOUR QUALITY FOOTWEAR and Design	Ser. No. 73/678670 Reg. No. 1504024	Filed 8/17/87 Reg 9/13/88	Assigned to GMAC Commercial Finance LLC 2/2/05
SPORTSET	Ser. No. 72/289087 Reg. No. 871822	Filed 1/18/68 Reg 6/24/69	Assigned to GMAC Commercial Finance LLC 2/2/05
TORQUE SUSPENSION SYSTEM	Ser. No. 76/478609 Reg. No. 2801594	Filed 12/27/02 Reg 12/30/03	Assigned to GMAC Commercial Finance LLC 2/2/05
TRAIL KING	Ser. No. 72/306050 Reg. No. 873081	Filed 8/27/68 Reg 7/15/69	Assigned to GMAC Commercial Finance LLC 2/2/05
ROCKY BRANDS, INC. (formerly EJ FOOTWEAR LLC)
FEDERAL PATENTS AND PATENT APPLICATIONS

Title	Patent No.	Issue Date	Exp Date	App. No.	Filing Date
OUTSOLE Inventor: Jeffrey Raymond Rake	D447856	9/18/01	9/18/15	29/982	1/22/01

ROCKY BRANDS WHOLESALE LLC (formerly GEORGIA BOOT LLC)
FEDERAL TRADEMARK APPLICATIONS AND REGISTRATIONS

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments
ARCTIC TOE	Ser. No. 76/212102 Reg. No. 2664307	Filed 2/20/01 Reg 12/17/02	Assigned to GMAC Commercial Finance LLC 2/2/05
BARNSTORMERS and Design	Ser. No. 75/605525 Reg. No. 2421991	Filed 12/7/98 Reg 1/16/01	Assigned to GMAC Commercial Finance LLC 2/2/05
CLIMATRAC	Ser. No. 76/579105 Reg. No. 2978004	Filed 3/4/04 Reg. 7/26/05	Assigned to GMAC Commercial Finance LLC 2/2/05
COMFORT CORE	Ser. No. 74/175689 Reg. No. 1689129	Filed 6/13/91 Reg 5/26/92	Assigned to GMAC Commercial Finance LLC 2/2/05

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments
CONSTRUX	Ser. No. 76/606797	Filed 8/10/04	Assigned to GMAC Commercial Finance LLC 2/2/05
D.TECH (stylized)	Ser. No. 75/544917 Reg. No. 2288942	Filed 8/31/98 Reg 10/26/99	Assigned to GMAC Commercial Finance LLC 2/2/05
DURANGO	Ser. No. 72/198549 Reg. No. 790751	Filed 7/27/64 Reg 6/8/65	Assigned to GMAC Commercial Finance LLC 2/2/05
DURANGO and Design	Ser. No. 75/084007 Reg. No. 2304436	Filed 4/4/96 Reg 12/28/99	Assigned to GMAC Commercial Finance LLC 2/2/05
DURANGO	Ser. No. 75/712688 Reg. No. 2562205	Filed 5/24/99 Reg 4/16/02	Assigned from Georgia Boot Inc. 8/30/00
DURANGO and Design	Ser. No. 75/912800 Reg. No. 2660084	Filed 2/8/00 Reg 12/10/02	Assigned to GMAC Commercial Finance LLC 2/2/05
FARM & RANCH	Ser. No. 74/294738 Reg. No. 1758465	Filed 7/16/92 Reg 3/16/93	Assigned to GMAC Commercial Finance LLC 2/2/05
FIELD LITE	Ser. No. 76/635028 Reg. No. 3133612	Filed 4/4/05 Reg. 8/22/06
GEORGIA BOOT	Ser. No. 73/420215 Reg. No. 1333323	Filed 4/5/83 Reg 4/30/85	Assigned to GMAC Commercial Finance LLC 2/2/05
GEORGIA GIANT	Ser. No. 76/581605	Filed 3/17/04	Assigned to GMAC Commercial Finance LLC 2/2/05
GEORGIA WORKWEAR	Ser. No. 76/635029	Filed 4/4/05
MUD DOG and Design	Ser. No. 75/605540 Reg. No. 2421992	Filed 12/7/98 Reg 1/16/01	Assigned to GMAC Commercial Finance LLC 2/2/05
NORTHLAKE	Ser. No. 73/215438 Reg. No. 1154957	Filed 5/14/79 Reg 5/19/81	Assigned to GMAC Commercial Finance LLC 2/2/05
PROTECH (stylized)	Ser. No. 76/579106 Reg. No. 3052222	Filed 3/4/04 Reg. 1/31/06	Assigned to GMAC Commercial Finance LLC 2/2/05

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments
SHADES OF THE OLD WEST	Ser. No. 74/294739 Reg. No. 1758466	Filed 7/16/92 Reg 3/16/93	Assigned to GMAC Commercial Finance LLC 2/2/05
SNAKE RIVER	Ser. No. 74/541041 Reg. No. 1919870	Filed 6/22/94 Reg 9/19/95	Assigned to GMAC Commercial Finance LLC 2/2/05
X-10	Ser. No. 73/883183	Filed 5/15/06
ROCKY BRANDS WHOLESALE LLC (formerly GEORGIA BOOT LLC)
FOREIGN TRADEMARK REGISTRATIONS

COMFORT CORE - (Canada)

COMFORT CORE - (Taiwan)

DURANGO - (Japan)

DURANGO BOOT (Canada)

DURANGO - (France)

DURANGO - (Switzerland)

DURANGO - (Canada)

DURANGO - (CTM)

FARM & RANCH - (Australia)

GEORGIA BOOT - (Portugal)

GEORGIA BOOT - (Spain)

GEORGIA BOOT - (Canada)

GEORGIA BOOT - (Italy)

GEORGIA BOOT and
Design (Large male character with
GEORGIA BOOT on the body) (Japan)

GEORGIA BOOT - (Norway)

GEORGIA BOOT - (CTM)

MUD DOG - (Canada)
(Stylized)

NORTHLAKE - (Canada)

NORTHLAKE - (France)

NORTHLAKE - (Germany)

NORTHLAKE - (Great Britain)

NORTHLAKE - (Italy)

NORTHLAKE - (Japan)

NORTHLAKE - (Norway)

NORTHLAKE - (Spain)

NORTHLAKE - (Switzerland)

NORTHLAKE - (Taiwan)

ROCKY BRANDS WHOLESALE LLC (formerly GEORGIA BOOT LLC)
FEDERAL PATENTS AND PATENT APPLICATIONS

Title	Patent No.	Issue Date	Exp Date	App. No.	Filing Date
SAFETY SHOE Inventor: David Mitchell	6581304	6/24/03	12/29/19	09/474179	12/29/99
SHOE WITH INSOLE AS PART SOLE FILLER AND METHOD OF MAKING SAME Inventors: Sven E. Oberg, David P. Mitchell	6560901	5/13/03	5/13/20	08/332275	10/31/94
FOOTWEAR WITH MOLDED WEB PLATFORM FOR ATTACHING OUTSOLE Inventor: David Mitchell	6338205	1/15/02	12/29/19	09/474224	12/29/99
SHOE WITH INSOLE AS PART SOLE FILLER AND METHOD OF MAKING SAME Inventors: Sven E. Oberg, David P. Mitchell	6321464	11/27/01	11/27/18	08/463843	6/5/95
CUSHIONED FOOTWEAR AND APPARATUS FOR MAKING THE SAME Inventors: William C. Johnson, Jr., William G. Thomas	6145220	11/14/00	11/22/15	08/562009	11/22/95
METHOD FOR PRECISELY PERFORATING AN OPENING IN FOOTWEAR Inventors: Howard A. Hoffman; Ronald E. Pottorff; Lavert F. Sneed; William G. Thomas	5924345	7/20/99	8/14/16	08/696618	8/14/96
OUTSOLE Inventor: David Mitchell	D493952	8/10/04	8/10/18	29/164377	7/22/02

U.S. Patent Application No. 09/977463 (Boot with oversized toe box for thermal insulation)

U.S. Patent Application No. 11/009421 (Shoe with insole as part sole filler and method for making the same)**

U.S. Patent Application No. 10/799395 (Footwear with improved insole)

U.S. Design Patent Application No. 29/194,981 (Outsole)

ROCKY BRANDS WHOLESALE LLC (formerly GEORGIA BOOT LLC)
FOREIGN PATENTS

Canada Patent No. 2,188,847 (Cushioned footwear and apparatus for making the same )

Mexico Patent No. 204081 (Cushioned footwear and apparatus for making the same )

People’s Republic of China Patent No. ZL 96123386.9 (Cushioned footwear and apparatus for making the same )

Canada Patent No. 2,059,761 (Shoe with insole as part sole filler and method for making same)**

Mexico Patent No. 186564 (Shoe with insole as part sole filler and method for making same)**

People’s Republic of China Patent No.92100616 (Shoe with insole as part sole filler and method for making same)**

Taiwan Patent No. No. 056563 (Shoe with insole as part sole filler and method for making same)**

**owned jointly with RoSearch, Inc.

ROCKY BRANDS RETAIL LLC (formerly LEHIGH SAFETY SHOE CO. LLC)
FEDERAL TRADEMARK APPLICATIONS AND REGISTRATIONS

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments
FIT FOR SAFETY	Ser. No. 75/823689 Reg. No. 2628723	Filed 10/15/99 Reg 10/1/02	Assigned to GMAC Commercial Finance LLC 2/2/05
FIT FOR WORK	Ser. No. 75/823688 Reg. No. 2565788	Filed 10/15/99 Reg 4/30/02	Assigned to GMAC Commercial Finance LLC 2/2/05
INDUSTRY WORKS IN LEHIGH SAFETY SHOES	Ser. No. 75/026492 Reg. No. 2011997	Filed 11/20/95 Reg 10/29/96	Assigned to GMAC Commercial Finance LLC 2/2/05
L and Design	Ser. No. 76/610147 Reg. No. 3039424	Filed 9/1/04 Reg. 1/10/06	Assigned to GMAC Commercial Finance LLC 2/2/05
LEHIGH	Ser. No. 73/153033 Reg. No. 1103936	Filed 12/22/77 Reg 10/10/78	Assigned to GMAC Commercial Finance LLC 2/2/05
LEHIGH “FOOTSHIELDS” (stylized)	Ser. No. 72/023484 Reg. No. 658172	Filed 1/30/57 Reg 2/4/58	Assigned to GMAC Commercial Finance LLC 2/2/05
LOCKRIM	Ser. No. 72/178690 Reg. No. 783691	Filed 10/10/63 Reg 1/19/65	Assigned to GMAC Commercial Finance LLC 2/2/05
L.S.R. (stylized)	Ser. No. 75/339713 Reg. No. 2201252	Filed 7/24/97 Reg 11/3/98	Assigned to GMAC Commercial Finance LLC 2/2/05
MIRA-LUG	Ser. No. 73/220929 Reg. No. 1159250	Filed 6/25/79 Reg 6/30/81	Assigned to GMAC Commercial Finance LLC 2/2/05
NUGUARD75 (stylized)	Ser. No. 73/741631 Reg. No. 1530662	Filed 7/22/88 Reg 3/21/89	Assigned to GMAC Commercial Finance LLC 2/2/05
PROMISE PLUS	Ser. No. 75/668090 Reg. No. 2395071	Filed 3/25/99 Reg 10/17/00	Assigned from Lehigh Safety Shoe Co. 6/17/02
SHIELD TOE	Ser. No. 75/273195 Reg. No. 2153691	Filed 3/24/97 Reg 4/28/98	Assigned to GMAC Commercial Finance LLC 2/2/05

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments
SLIP GRIPS	Ser. No. 76/489562 Reg. No. 2891737	Filed 2/14/03 Reg 10/5/04	Assigned to GMAC Commercial Finance LLC 2/2/05
SWAMPERS	Ser. No. 76/063389 Reg. No. 2579908	Filed 6/1/00 Reg 6/11/02	Assigned to GMAC Commercial Finance LLC 2/2/05
US 1 and Design	Ser. No. 76/259815 Reg. No. 2565267	Filed 5/18/01 Reg 4/30/02	Assigned to GMAC Commercial Finance LLC 2/2/05

ROCKY BRANDS RETAIL LLC (formerly LEHIGH SAFETY SHOE CO.  LLC)
FEDERAL PATENTS AND PATENT APPLICATIONS

U.S. Patent Application No. 09/875, 542 (Metatarsal Guard)

ROCKY BRANDS RETAIL LLC (formerly LEHIGH SAFETY SHOE CO. LLC)
FOREIGN TRADEMARK REGISTRATIONS

FIT FOR WORK - (Canada)

FIT FOR SAFETY - (Canada)

LEHIGH - (Japan)

LEHIGH - (Mexico)

LEHIGH - (Taiwan)

LEHIGH - (China)

PROMISE PLUS - (Canada)

SCHEDULE 5.2(B)

Permitted Liens Schedule
A.	All Loan Parties

Liens on real estate in which a Loan Party is lessee

B.	Rocky Brands, Inc. (formerly Rocky Shoes & Boots, Inc.)

Secured Party	Collateral
GE Capital Business Asset Funding Corporation
Real Estate, fixtures and other property in connection with real properties in Athens County and Hocking County, Ohio, including without limitation that collateral further described in Financing Statement numbers AP0207801, AP0207802, AP0231440 filed with the Ohio Secretary of State, Financing Statement number 200000000069/200000000508 filed with the Hocking County, Ohio Recorder, Financing Statement numbers 20000000000-1/20000000000-2 and 20000000000-3 /20000000000-8 filed with the Athens County, Recorder, and in certain Open-End Mortgages, Security Agreements, Assignments of Rents and Leases and Fixture Filings in Hocking and Athens Counties.

Chase Equipment Leasing
Specific leased equipment, including without limitation warehouse storage units and other collateral further described in Financing Statement numbers AP0163529 and AP0196827 filed with the Ohio Secretary of State and Financing Statement number199900000969/199900006769 filed with the Hocking County, Ohio Recorder.

GMAC Business Credit LLC	All business assets

American	Leased counter forming machine

Worthern Industries	Leased glue machines

W.L. Gore	Leased centrifugal testers ES & FS

Ascom Hasler	Mail Machine Lease

Xerox Capital Services LLC	DocuColor (2); D25OEF12 (2); WCP265 (3); WCP232 (5)
C.	Lifestyle Footwear, Inc.

GMAC Business Credit LLC	All business assets

USM	Leased cement & seat side lasting and high speed stitch

Manifest Funding (International Absolute)	Leased ASHL-GPS machine

W.L. Gore	Leased seam sealing w/auto tape cutter machines, bootie testing machines, centrifugal tester machine and boot dryer

Pamco	Staple side laster; side heal seat laster; inseam trimmer

D.	Rocky Brands, Inc. (formerly EJ Footwear LLC)

Secured Party	Collateral
Pitney Bowes Credit Corporation	Leased equipment further described in Financing Statement number 1995001177 filed in Broome County, NY

Ford Credit	Leased Ford Ranger truck, s/n 1FTYR44U74PA08512

ComSource	Leased computer equipment described in Financing Statement number U1 1999 000721 filed in Broome County, NY

DeLage Landen Financial Services, Inc.	Leased equipment

Bank of America	Cash Collateral to secure Bank of America letter of credit in favor of Blue Cross Blue Shield

Icon Financial	Canon Printers
E.	Rocky Brands Wholesale LLC (formerly Georgia Boot LLC)

Secured Party	Collateral
BSFS Equipment Leasing	Leased equipment under Lease #7119124, UCC file number 20888648 filed with the Delaware Secretary of State

Ascom Hasler Leasing	Leased postage meter and mail scale

Bell South	Leased telephone/MIS equipment

F.	Rocky Brands Retail LLC (formerly Lehigh Safety Shoe Co. LLC)

Secured Party	Collateral
Navistar Leasing Company Hardco Leasing Company, Inc.	Various leased motor vehicles

Key Equipment Finance	Various leased motor vehicles

Lease Plan USA	Various leased motor vehicles

SCHEDULE 6.1(K)

Deposit Accounts

Comerica Bank
P.O. Box 75000
Detroit, MI  48275-8149

Name on Account:	Rocky Brands, Inc.
Type of Account:	Comerica Operation Account
Account Number:

Name on Account:	Rocky Brands, Inc.
Type of Account:	Comerica Controlled Disbursement Account
Account Number:

Name on Account:	Rocky Brands, Inc.
Type of Account:	Comerica Cash Collateral Account
Account Number:

Name on Account:	Rocky Brands Retail LLC
Type of Account:	Comerica Controlled Disbursement Account
Account Number:
First National Bank
11 Public Square
Nelsonville, OH  45764

Name on Account:	Rocky Brands, Inc.
Type of Account:	FNB Operating Account
Account Number:

Name on Account:	Rocky Brands, Inc.
Type of Account:	FNB Credit Card Account
Account Number:

Name on Account:	Rocky Brands, Inc. Payroll
Type of Account:	FNB Payroll Account
Account Number:
Banco Popular
P.O. Box 362708
San Juan, Puerto Rico  00936-2708

Name on Account:	Lifestyle Footwear Inc.
Type of Account:	General Account
Account Number:

Name on Account:	Lifestyle Footwear Inc.
Type of Account:	Payroll Account
Account Number:

HSBC Bank USA
243 Main Street
Johnson City, NY  13790

Name on Account:	Rocky Brands Retail LLC
Type of Account:	General Account
Account Number:

Mellon Bank
Mellon Client Service Center
Room 154-1320
500 Ross Street
Pittsburgh, PA  15262-0001

Name on Account:	Rocky Brands Retail LLC
Type of Account:	Lockbox
Account Number:

Rocky Brands Retail LLC (formerly Lehigh Safety Shoe Co. LLC) shoe center bank accounts:

(a)           1st National Bank of Scotia Account #

(b)           Associated Bank Account #

(c)           Banco Popular Bank Account #

(d)	Bank of America Account #s

(e)           Bank of Colorado Account #

(f)           Bank of Hawaii Account #s

(g)           Bank One Account #s

(h)           Centura Bank Account #

(i)           Chase Bank of Texas Account #

(j)           Citizens Bank Account #s

(k)           Citywide Bank Account #

(l)           Comerica Bank Account #

(m)           First Citizens Bank Account #s

(n)           First Midwest Bank Account #

(o)           Fleet Bank Account #s

(p)           Frontenac Bank Account #

(q)           Glen Falls National Bank Account #

(r)           Key Bank Account #

(s)           National City Bank Account #s

(t)           PNC Bank Account #

(u)           Southeast National Bank Account #

(v)           Sun Trust Bank Account #

(w)           Wachovia Account #s

(x)           Wells Fargo Account #s

(y)           Westsound Bank Account #s

(z)           Whitney National Bank Account #

(bb)         J.P. Morgan Chase Bank Account #

(cc)         Chase Bank #

(dd)         Anchor Bank #

(ee)          Regions Bank #s

(ff)           M&T Bank #

 SCHEDULE 6.1(Q)
Names and Locations

Name(s) / State of Incorporation / Organizational ID Number	Acquisitions	Principal Place of Business and Location of Books and Records	Other Offices And Locations of Collateral
Rocky Brands, Inc. Ohio 821674	Purchase of certain assets from Gates-Mills, Inc. on 04/15/03 EJ Footwear LLC (“EJ”) merged into Rocky Brands, Inc. on 12/31/06 (EJ did business as Empire, Barclay, and Long Haul)	39 East Canal Street Nelsonville, OH 45764 (owned)	29 Fayette Street Nelsonville, OH 45764 (owned)
Lifestyle Footwear, Inc. Delaware 2109896	None	Road 125 KM 3.8 BO Pueblo Industrial Park, Moca, PR 00676-0728 (leased manufacturing facility and office) Books and Records: 39 East Canal Street Nelsonville, Ohio 45764	None

Name(s) / State of Incorporation / Organizational ID Number	Acquisitions	Principal Place of Business and Location of Books and Records	Other Offices And Locations of Collateral
Rocky Brands Wholesale LLC Delaware 3182983
Georgia Boot Properties LLC, Durango Boot Company LLC, and Northlake Boot Company LLC merged into Georgia Boot LLC (“Georgia Boot”), with name change to Rocky Brands Wholesale LLC on 12/31/06 (Georgia Boot did business as Durango, Georgia Boot, Long Haul, Northlake)
		235 Noah Drive Franklin, TN 37064 (leased office)	37601 Rocky Boots Way Logan, OH 43138 (owned warehouse) Denver Merchandise Mart 451 East 58th Street Showroom 3529&4435 Denver, CO 80216 (leased showroom)

Rocky Brands Retail LLC Delaware 3182836
Lehigh Safety Shoe Properties LLC and HM Lehigh Safety Shoe Co. LLC merged into Lehigh Safety Shoe Co. LLC (“Lehigh”), with name change to Rocky Brands Retail LLC on 12/31/06 (Lehigh did business as Lehigh Safety Shoe Company)

		120 Plaza Dr. Vestal, NY (leased office)	45 East Canal Street Nelsonville, OH 45764 (owned retail space) 901 Franklin Street East Endicott, NY 13761 (owned) See also Item D(2) of Schedule 4.1(Q) for listing of leased retail store locations.